EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of The Gymboree Corporation (the "Company") on Form 10-Q for the period ended November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Myles McCormick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


   December 16, 2002                     By:   /s/ Myles McCormick
--------------------------               ---------------------------------------
      Date                                       Myles McCormick
                                              Chief Financial Officer and
                                           Principal Financial and Accounting
                                                     Officer